REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT, dated as of August 30, 2013, is entered into by and among Tanger Factory Outlet Centers, Inc., a North Carolina corporation that qualifies as a REIT (the “Company”), Tanger Properties Limited Partnership, a North Carolina limited partnership (the “Partnership”) and the Holders. Capitalized Terms used herein have the meaning set forth in Article I.
RECITALS
WHEREAS, pursuant to Section 8.6 of the Partnership Agreement, the Class A Common Limited Partnership Units will be exchangeable, at the election of the Holders, for the REIT Shares Amount of REIT Shares, upon the terms and subject to the conditions contained therein; and
WHEREAS, the Company has agreed to grant to the Holders and their permitted assignees and transferees the registration rights set forth in Article II hereof.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1.
Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:
“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.
“Class A Common Limited Partnership Units” has the meaning set forth in the Partnership Agreement.
“Commission” means the United States Securities and Exchange Commission.
“Company” has the meaning set forth in the introduction to this Agreement.

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“DPSW” means DPSW Deer Park LLC.
“Effectiveness Period” means an Effectiveness Period as defined in Section 2.1(b).
“End of Suspension Notice” means an End of Suspension Notice as defined in Section 2.2.
“Exchange” has the meaning set forth in the Partnership Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“FINRA” means Financial Industry Regulatory Authority, Inc.
“Holders” means the Persons listed on Schedule I hereto and any Permitted Transferee acquiring Class A Common Limited Partnership Units or Registrable Securities from any such Persons (each, a “Holder”).
“Indemnified Party” means an Indemnified Party as defined in Section 2.7.
“Indemnifying Party” means an Indemnifying Party as defined in Section 2.7.
“Issuer Shelf Registration Statement” means an Issuer Shelf Registration Statement as defined in Section 2.1(b).
“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to such Holder agrees to be bound by the terms and conditions hereof.
“Notice Holder” has the meaning set forth in Section 2.1(a)(ii).
“Partnership” has the meaning set forth in the introduction to this Agreement.
“Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of the Partnership, dated as of August 30, 2013, as the same may be amended, modified or restated from time to time.
“Permitted Transferees” means Richard Mack, Stephen Mack, William L. Mack, William Mack Grantor Retained Annuity Trusts 1C, John Arrillaga, William Benjamin, John Jacobsson, Stuart Koenig, Robin Koenig, Henry Haunns, Apollo Real Estate Advisors, Beech Hill Lane LLC,

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Mack Properties, WRS Advisors III, LLC, and if such specified Permitted Transferee is an individual, (i) any parent, grandparent, child, or grandchild, or the spouse or ex-spouse of such individual and (ii) any trust established for the benefit of an organization contributions to which are deductible for federal income, estate or gift tax purposes, for the benefit of such individual, or for the benefit of any other individual described in this definition.
“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Registrable Securities” means REIT Shares at any time owned, either of record or beneficially, by any Holder and issued or issuable upon exchange of Class A Common Limited Partnership Units received by such Holder and any additional REIT Shares issued as a dividend, distribution or exchange for, or in respect of such shares until (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares have been publicly sold under Rule 144, (iii) the date on which such shares may be resold without restriction pursuant to Rule 144 or any successor provision thereto, without regard to volume limitations or manner of sale, whether or not any such sale has occurred, (iv) such shares held by DPSW have been sold, transferred or disposed of, other than to a Permitted Transferee or (v) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act.
“Registration Expenses” means Registration Expenses as defined in Section 2.4.
“REIT Shares” has the meaning set forth in the Partnership Agreement.
“REIT Shares Amount” has the meaning set forth in the Partnership Agreement.
“Restricted Shares” means REIT Shares issued under an Issuer Shelf Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144.
“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.
“Shelf Registration Statement” means a Shelf Registration Statement as defined in Section 2.1.
“Suspension Event” means a Suspension Event as defined in Section 2.2.
“Suspension Notice” means a Suspension Notice as defined in Section 2.2.
“Value” has the meaning set forth in the Partnership Agreement.
ARTICLE II
REGISTRATION RIGHTS
SECTION 2.1.
Shelf Registration.
(a)    Preparation and Filing of Shelf Registration Statement.
(i)    The Company shall prepare and file with the Commission, as soon as practicable but in any event by the date that is sixty (60) days after the date on which Holders holding Class A Common Limited Partnership Units representing at least a majority of the Class A Common Limited Partnership Units issued to the Holders on the date hereof deliver to the Company a properly completed Notice and Questionnaire (the “Notice Date”) a “shelf” registration statement, or a prospectus supplement to a prospectus contained in an existing “shelf” registration statement, with respect to the resale of all of the Registrable Securities by the Holders thereof on an appropriate form for the offering and subsequent resale thereof, to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable thereafter, but in any event within 120 days after the Notice Date, and to keep such Shelf Registration Statement continuously effective for a period ending when all REIT Shares covered by the Shelf Registration Statement are no longer Registrable Securities. The Shelf Registration Statement shall provide for the registration of such Registrable Securities for resale by each such Notice Holder in accordance with any reasonable method of distribution elected by such Notice Holders, provided that in no event may such resales take the form of an underwritten offering of Registrable Securities without the prior agreement of the Company

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(ii)    At the time the Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date seven (7) Business Days prior to such time of effectiveness (each a “Notice Holder”) shall be named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Shelf Registration Statement not less frequently than once a quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use reasonable efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.
(b)    The Company may, at its option, satisfy its obligation to prepare and file a Shelf Registration Statement pursuant to Section 2.1(a) with respect to REIT Shares issuable upon an Exchange by preparing and filing with the Commission at any time prior to or after an Exchange a registration statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 (an “Issuer Shelf Registration Statement”) providing for (i) the issuance by the Company, from time to time, to the Holders of such Class A Common Limited Partnership Units, of REIT Shares registered under the Securities Act, and (ii) to the extent those REIT Shares issued pursuant to this Section 2.1(b)(i) constitute Restricted Shares, the registered resale thereof by their Holders from time to time in accordance with the methods of distribution elected by the Holders and set forth therein (but not an underwritten offering). The Company shall use its reasonable efforts to cause the Issuer Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after filing thereof and, subject to Sections 2.1(c) and 2.2, to keep the Issuer Shelf Registration Statement continuously effective for a period (the “Effectiveness Period”) expiring on the date all of the REIT Shares covered by such Issuer Shelf Registration Statement have been issued by the Company pursuant thereto or are no longer Registrable Securities. If the Company shall exercise its rights under this Section 2.1(b) and cause such Issuer Shelf Registration Statement to be declared effective by the Commission, Holders (other than Holders of Restricted Shares) shall have no right to have REIT Shares issued or issuable upon exchange of Class A Common Limited Partnership Units included in a Shelf Registration Statement pursuant to Section 2.1(a).
(c)    Filing of Additional Registration Statements. The Company shall prepare and file such additional registration statements as necessary every three (3) years and use its reasonable efforts to cause such registration statements to be declared effective by the Commission so that the registration statement remains continuously effective with respect to resales of Registrable

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Securities as of and for the periods required under Section 2.1(a) or (b), as applicable, such subsequent registration statements to constitute a Shelf Registration Statement, as the case may be, hereunder.
(d)    Selling Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.
SECTION 2.2.
Black-Out Periods.
(a)    Notwithstanding the provisions of Sections 2.1(a) and 2.1(b), the Company shall be permitted to postpone the filing of any Shelf Registration Statement filed pursuant to Section 2.1, and from time to time to require the Holders not to sell Registrable Securities under any such Shelf Registration Statement or other registration statement or to suspend the effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable, if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) the Company determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) the sale of Registrable Securities pursuant to such Shelf Registration Statement or other registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, or (C)(x) the Company has a bona fide business purpose for preserving the confidentiality of a material transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such a material transaction, or (z) such a material transaction renders the Company unable to comply with Commission requirements, in each case, under circumstances that would make it impractical or inadvisable, to cause the Shelf Registration Statement or other registration statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis, as applicable; or (ii) the Company determines in good faith that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Shelf Registration Statement or other registration statement or file a post-effective amendment to such Shelf Registration Statement or other registration statement in order to ensure that the prospectus included in the Shelf Registration Statement or other registration statement (1) contains the information required by the form on which such Shelf Registration Statement or other registration statement was filed, or (2) discloses any facts or events arising after the effective date of the Shelf Registration Statement or

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other registration statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement or other registration statement to become effective or to amend or supplement the Shelf Registration Statement or other registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of the Shelf Registration Statement or other registration statement or filing thereof as soon as reasonably possible following the conclusion of the applicable Suspension Event and its effect.
The Company will provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event; provided, however, that the Company shall not be permitted to exercise a suspension pursuant to this Section 2.2(a) (i) more than twice during any twelve (12)-month period, or (ii) for a period exceeding ninety (90) days on any one occasion. Upon receipt of a Suspension Notice, each Holder agrees that it will (x) immediately discontinue offers and sales of the Registrable Securities under the Shelf Registration Statement or other registration statement, and (y) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the Shelf Registration Statement or other registration statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect; provided, that the Holders agree that they will only effect such offers and sales pursuant to any supplemental or amended prospectus that has been provided to them by the Company pursuant to Section 2.2(b).
(b)    Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement or other registration statement pursuant to Section 2.2(a), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement or other registration statement shall be maintained effective by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the REIT Shares covered by such Shelf Registration Statement or other registration statement are no longer Registrable Securities.
SECTION 2.3.
Registration Procedures; Filings; Information. Subject to Section 2.2 hereof, in connection with any Shelf Registration Statement under Section 2.1, the Company will use its commercially reasonable efforts to effect the registration and the sale

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of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:
(a)    The Company will as soon as commercially reasonable prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for the period described in Section 2.1.
(b)    The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to WRS Advisors III, LLC copies of such registration statement as proposed to be filed, and thereafter furnish to WRS Advisors III, LLC such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as counsel for the Company deems reasonable in order to facilitate the disposition of the Registrable Securities.
(c)    After the filing of the registration statement, the Company will as soon as commercially reasonable notify DPSW of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.
(d)    The Company will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder reasonably (in light of such Selling Holder’s intended plan of distribution) requests, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.
(e)    The Company will as soon as commercially reasonable notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Shelf Registration Statement for sale

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in any jurisdiction, or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.
(f)    The Company will enter into customary agreements and use commercially reasonable efforts to take such other actions as are reasonably required in the opinion of counsel for the Company in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, (A) obtain for delivery to DPSW an opinion or opinions from counsel for the Company dated the effective date of the applicable registration statement in customary form, scope and substance.
(g)    The Company will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as commercially reasonable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).
(h)    The Company will use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.
(i)    The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.
(j)    Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the

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Company that such disposition may be made and, in the case of clause (ii) of Section 2.3(e) hereof, copies of the supplemented or amended prospectus contemplated by clause (ii) of Section 2.3(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will promptly notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.3(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.3(e) hereof to the date when the Company shall provide written notice that such dispositions may be made and, in the case of clause (ii) of Section 2.3(e) hereof, make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.3(e) hereof.
SECTION 2.4.
Registration Expenses. In connection with any registration statement required to be filed hereunder, DPSW shall pay all reasonable and customary out-of-pocket related expenses, including, without limitation, the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the

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Company, (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and (h) any transfer taxes relating to the registration or sale of the Registrable Securities; provided that, the aggregate expenses payable by DPSW hereunder shall not exceed Twenty Thousand Dollars ($20,000), and any expenses in excess of Twenty Thousand Dollars ($20,000) required to be paid in connection with any registration statement required to be filed hereunder shall be paid by the Company.
SECTION 2.5.
Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities that arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein.
SECTION 2.6.
Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder pursuant to Section 2.5, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company

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or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.5. Notwithstanding the foregoing, in no event will the liability of a Selling Holder under this Section 2.6 or Section 2.08 or otherwise hereunder exceed the net proceeds actually received by such Selling Holder.
SECTION 2.7.
Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.5 or 2.6, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Section 2.5 or 2.6, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.5 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement, and (ii) in the case of Persons indemnified pursuant to Section 2.6, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify

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and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.
SECTION 2.8.
Contribution. If the indemnification provided for in Section 2.5 or 2.6 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

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No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.8 are several in such proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders, and not joint. For the avoidance of doubt, this Section 2.8 applies in the case of a “shelf” registration and an underwritten offering.
SECTION 2.9.
Rule 144. The Company covenants that it will use commercially reasonable efforts to timely file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.
ARTICLE III
MISCELLANEOUS
SECTION 3.1.
Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
SECTION 3.2.
Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

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SECTION 3.3.
Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, facsimile, or air courier guaranteeing overnight delivery:
(a)    if to the Holders, at WRS Advisors III, LLC, Mack Real Estate Group, 60 Columbus Circle, 20th Floor, New York, NY 10023, Attention : Richard Mack; and
(b)    if to the Company, initially at 3200 Northline Ave., Suite 360, Greensboro, NC 27408, or to such other address as the Company may hereafter specify in writing.
All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if faxed; on the next business day, if timely delivered to an air courier guaranteeing overnight delivery, and when receipt is acknowledged in writing by addressee or receipt is otherwise confirmed, if by electronic mail.
SECTION 3.4.
Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.
SECTION 3.5.
Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.
SECTION 3.6.
Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the choice of law provisions thereof.

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SECTION 3.7.

Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
SECTION 3.8.
Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
SECTION 3.9.
Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 3.10.
No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.
[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
COMPANY:
TANGER FACTORY OUTLET CENTERS, INC.
By: /s/ Thomas E. McDonough
Name: Thomas E. McDonough
Title: Vice President of Operations
PARTNERSHIP:
TANGER PROPERTIES LIMITED PARTNERSHIP
By: Tanger GP Trust, its general partner

By: /s/ Steven B. Tanger
Name: Steven B. Tanger
Title: President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDER:

DPSW Deer Park LLC

By: WRS Deer Park, LLC, its managing member

By: WRS Advisors III, LLC, its managing member

By: /s/ Richard Mack
Name: Richard Mack
Title: Manager

[Signature Page to Registration Rights Agreement]

EXHIBIT A
TANGER FACTORY OUTLET CENTERS, INC.
FORM OF NOTICE AND QUESTIONNAIRE
The undersigned beneficial holder of Class A Common Limited Partnership Units (“Class A Common Limited Partnership Units”) of Tanger Properties Limited Partnership (the “Partnership”) exchangeable at the election of the undersigned pursuant to Section 8.6 of that certain Amended and Restated Limited Partnership Agreement of the Partnership, dated as of August 30, 2013, as the same may be amended, modified or restated from time to time (the “Partnership Agreement”), for REIT Shares Amount of REIT Shares (as defined in the Partnership Agreement), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated August 30, 2013 (the “Registration Rights Agreement”), among the Company, the Partnership and the holders party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by mailing a notice to the holders at their addresses set forth in the register of the registrar.
Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon

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receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.
Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

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NOTICE
The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.
Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.
The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:
QUESTIONNAIRE
1.    (a) Full Legal Name of Selling Security Holder:
(b) Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:
(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:
(d) List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:
2.    Address for Notices to Selling Security Holder:
Telephone:
Fax:
E-mail address:
Contact Person:
3.    Beneficial Ownership of Registrable Securities:

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Type of Registrable Securities beneficially owned, and number of REIT Shares beneficially owned:
4.    Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:
Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).
Type and amount of other securities beneficially owned by the Selling Security Holder:
5.    Relationship with the Company
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:
6.    Plan of Distribution
Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)
(i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;
(ii) in the over-the-counter market;
(iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or
(iv) through the writing of options.
In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the

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Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.
State any exceptions here:
Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.
ACKNOWLEDGEMENTS
The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.
In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.
In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.
By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

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Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.
This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Beneficial Owner
By:
Name:
Title:
Dated:
Please return the completed and executed Notice and Questionnaire to:
Tanger Factory Outlet Centers, Inc.
3200 Northline Ave., Suite 360
Greensboro, NC 27408
Tel: (336) 856-6034
Fax: (336) 852-1407
Attention: General Counsel

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